                               POWER OF ATTORNEY

   I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-100567

   Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 7, 2006 and remains in effect until revoked or revised.

Signature                                       Title                  Date
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/s/ Hugh McHaffie                             Director             June 7, 2006
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Hugh McHaffie

                               POWER OF ATTORNEY

   I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Emanuel Alves, John Danello, Arnold R. Bergman, and James
C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-100567 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any, and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 1/1/07 and remains in effect until revoked or revised.

Signature                                            Title               Date
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/s/ Marc Costantini                                Director             1/1/07
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Marc Costantini

                               POWER OF ATTORNEY

   I, Steven Andrew Finch, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Steven Andrew Finch, Marc Coslantini, Emanucl Alves, John Danello, Arnold R. Bergman, and James C. Hoodie! or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-100567 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   Tlus Power of Attorney is intended to supersede arty and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 6/9/06 and remains in effect until revoked or revised.

Signature                                            Title               Date
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/s/ Steven Andrew Finch                            Director             6/9/06
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Steven Andrew Finch

                               POWER OF ATTORNEY

   I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Emanuel Alves, John Danello, Arnold R. Bergman, and James C Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

   Variable Life Registration Statement filed under the Securities Act of 1933:
333-100567 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

   This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 12/5/06 and remains in effect until revoked or revised.

Signature                                            Title               Date
---------                                -----------------------------  -------
/s/ Katherine MacMillan                            Director             12/5/06
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Katherine MacMillan